                                                                    EXHIBIT 32.2




                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Northfield Laboratories Inc. (the "Company") on Form 10-K for the period ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jack J. Kogut, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (3) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




     Date: August 11, 2003                            /s/ Jack J. Kogut
                                                      --------------------------
                                                      Jack J. Kogut
                                                      Senior Vice President and
                                                      Chief Financial Officer